UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 30, 2007
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales              0-30364               Not applicable
(State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)


      One Heathrow Boulevard, 286 Bath Road,
      West Drayton, Middlesex, United Kingdom                 UB7 0DQ
      (Address of principal executive offices)               (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On January 30, 2007, NDS Group plc ("the Company") issued a press release setting forth the Company's e earnings for the three months ended December 31, 2006, the second quarter of the fiscal year ending June 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 30, 2007                   NDS Group plc


                                     By: /s/ Alexander Gersh
                                         -----------------------------------

                                         Alexander Gersh
                                         Chief Financial Officer

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Exhibit Index

       Exhibit Number       Description

       99                   Press Release issued by NDS Group plc dated
                            January 30, 2007

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